ReliaStar Life Insurance Company

and its

Separate Account N

VOYA ADVANTAGE CENTURY PLUSSM

Supplement dated February 17, 2023 to the Contract Prospectus dated October 1, 2002, and
Notice Document, dated May 20, 2022, as amended

This supplement updates and amends certain information contained in your variable annuity contract prospectus and notice document. Please read it carefully and keep it with your contract prospectus and your notice document, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and notice document.

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The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to Wanger Select.

Notice of and Important Information About an Upcoming Fund Reorganization

In December 2022, the Board of Trustees for Wanger Select unanimously approved a proposal to reorganize Wanger Select (the “Merging Fund”) with and into Wanger Acorn (the “Surviving Fund”). The Reorganization (the “Reorganization”) will take place at the close of business on or about April 21, 2023 (the “Reorganization Date”).

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in a Merging Fund to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See “THE INVESTMENT OPTIONS” section of your contract prospectus for information about making subaccount transfers.

On the Reorganization Date. On the Reorganization Date, your investment in the subaccount that invested in the Merging Fund will automatically become an investment in the subaccount that invests in the corresponding Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Fund will no longer be available through your contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invested in the Merging Fund will be automatically allocated to the subaccount that invests in the corresponding Surviving Fund. See “THE INVESTMENT OPTIONS” section of your contract prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at Customer Service, P.O. Box 5050, Minot, ND 58702-5050 or calling us at 1-800-884-5050.

Information about the Surviving Fund. Summary information about Wanger Acorn can be found in APPENDIX IV: Fund Descriptions in the contract prospectus or APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT in the notice document. More detailed information can be found in the current prospectus and Statement of Additional Information for that fund.

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More Information is Available

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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